UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report - August 14, 2023

(Date of earliest event reported)

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor
New York NY 10154
(Address of principal executive offices, including zip code)

(212) 503-2100

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 14, 2023, Blackstone Secured Lending Fund (the “Company”) issued 6,500,000 shares (the “Shares”) of the Company’s common shares of beneficial interest, par value $0.001 per share, pursuant to an Underwriting Agreement, dated August 9, 2023 (the “Underwriting Agreement”), among the Company, Blackstone Credit BDC Advisors LLC, Blackstone Alternative Credit Advisors LP and Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named on Schedule A thereto (collectively, the “Underwriters”). In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase an additional 975,000 common shares, exercisable for 30 days from the date of the Underwriting Agreement.

The Shares were purchased by the Underwriters from the Company at a price of $26.78 per share, resulting in net proceeds to the Company of approximately $173.67 million, after deducting estimated offering expenses.

The Shares were offered and sold pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-266323), as supplemented by a preliminary prospectus supplement, dated August 9, 2023, and accompanying base prospectus, filed with the Securities and Exchange Commission.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

1.1	Underwriting Agreement, dated August 9, 2023, by and among Blackstone Secured Lending Fund, Blackstone Credit BDC Advisors LLC, Blackstone Alternative Credit Advisors LP and Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters named therein.

5.1	Opinion and Consent of Richard, Layton & Finger, P.A.

99.1	Consent of Deloitte & Touche LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023	BLACKSTONE SECURED LENDING FUND

	By:	/s/ Oran Ebel
	Name:	Oran Ebel
	Title:	Chief Legal Officer and Secretary